Intangible Assets	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets	INTANGIBLE ASSETS

		Accumulated	Net Book
($ millions)	Cost	Amortization	Value
2022
Computer software	985	(497)	488
Land, transmission and water rights	1,064	(171)	893
Other	135	(78)	57
Assets under construction	110	—	110
	2,294	(746)	1,548

2021
Computer software	952	(518)	434
Land, transmission and water rights	941	(154)	787
Other	113	(69)	44
Assets under construction	78	—	78
	2,084	(741)	1,343

Included in the cost of land, transmission and water rights as at December 31, 2022 was $117 million (2021 - $137 million) not subject to amortization. Amortization expense was $145 million for 2022 (2021 - $136 million). Amortization is estimated to average approximately $90 million for each of the next five years.